UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 12, 2013

MASTECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1000 Commerce Drive, Suite 500, Pittsburgh, PA	15275
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 12, 2013, Mastech Holdings, Inc. (the “Company”) closed the sale of substantially all of the assets of the Company’s Healthcare Staffing segment to Accountable Healthcare Staffing, Inc. (the “Transaction”), pursuant to a previously announced Asset Purchase Agreement. The closing purchase price totaled $1.15 million.

The Company has previously disclosed additional information concerning the Transaction on Form 8-K filed with the Securities and Exchange Commission on August 1, 2013.

Pro forma financial information with respect to the Transaction described herein is provided in Item 9.01 of this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On August 13, 2013, the Company issued a press release (the “Press Release”) announcing the Transaction, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro forma financial information

The following unaudited pro forma condensed consolidated financial information is presented to illustrate the effect of the Company’s disposition of the Healthcare Staffing segment on its historical financial position and operating results. The unaudited condensed consolidated statement of operations for the six months ended June 30, 2013 and 2012, and the year ended December 31, 2012 are based on the historical financial statements of the Company after giving effect to the Transaction as if the disposition had occurred on January 1, 2012. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 is based on the historical financial statements of the Company as of June 30, 2013 after giving effect to the Transaction as if the disposition had occurred on June 30, 2013. These unaudited pro forma condensed consolidated financial statements of the Company and accompanying notes thereto, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

These unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not intended to represent and may not be indicative of operating results or financial position that would have occurred had the Transaction been completed as of the dates presented, nor are such financial statements intended to represent and they may not be indicative of future operating results or financial position of the Company. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2012, and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as well as in conjunction with the Company’s unaudited condensed consolidated financial statements and accompanying notes as of and for the quarterly period ended June 30, 2013, and the MD&A included in the Company’s

Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued August 13, 2013, announcing the closing of the Transaction.
99.2	Unaudited pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH HOLDINGS, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

August 16, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued August 13, 2013, announcing the closing of the Transaction.
99.2	Unaudited pro forma financial information.